Exhibit 99.1

Lulus Appoints Kelly McCarthy to the Board of Directors

CHICO, Calif., August 22, 2023 -- Lulu’s Fashion Lounge Holdings, Inc. (“Lulus” or the “Company”) (Nasdaq: LVLU) today announced the expansion of the size of the Board of Directors (the “Board”) from ten (10) directors to eleven (11) directors and the appointment of Kelly McCarthy to serve as a Class I director, effective as of August 18, 2023. The Board has determined that Ms. McCarthy qualifies as an independent director under Nasdaq rules.

“We are pleased to announce the addition of Kelly McCarthy to our Board of Directors,” said Crystal Landsem, Chief Executive Officer of Lulus. “Kelly’s rich experience across various channels and organizations will be an important perspective as we continue to focus on driving brand awareness and visibility in our business.”

“I’m excited to be joining the Board of Directors in the early stages of Lulus’ life as a public company,” said Ms. McCarthy. “There are significant opportunities for development and growth as the brand optimizes and scales over the next few years, and I’m looking forward to collaborating with management and the Board on the strategic initiatives underway.”

Ms. McCarthy brings significant tech, product and consumer experience, having served in strategic roles across various enterprises and agencies throughout her career. She currently serves in board and advisory capacities for a number of entities including Newman’s Own, Inc. and Goldman Sachs’ Merchant Banking Division. Previously, she worked at Louis Vuitton Moët Hennessy (“LVMH”) advising across their global brands. Prior to LVMH, Ms. McCarthy held various leadership roles at Nike overseeing aspects of product creation, distribution, development and marketing. Before joining Nike, Ms. McCarthy was Managing Director of VaynerMedia in New York, a full-service digital and emerging technology advisory firm and venture fund.

About Lulus

Lulus is a customer driven, digitally native fashion brand for women. Based in California and serving millions of customers worldwide, Lulus develops styles with the customer in mind, using direct consumer feedback and insights to refine its products. With fresh inventory hitting the site almost daily, Lulus features on-trend, high-quality, must-have pieces, at affordable prices. As a brand built on customer feedback, Lulus puts an extreme focus on providing exceptional customer service and a personalized shopping experience. The brand’s world class personal stylists, bridal concierge, and customer care team take pride in offering a personalized shopping experience to every customer. Lulus was founded in 1996. Lulus is a registered trademark of Lulu’s Fashion Lounge, LLC. All rights reserved.

Forward-Looking Statements

This press release contains “forward-looking statements” within the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical or current fact included in this press release are forward-looking statements, including but not limited to statements regarding our expectations around future opportunities, long-term growth strategies and strategic growth initiatives. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause Lulus’ actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including but not limited to the following: risks related to the continued impact of the macroeconomic environment on our business, operations and financial results; our ability to successfully maintain our desired merchandise assortment or manage our inventory effectively; demand for our products, including our ability to anticipate, identify, measure, and respond quickly to fashion trends, customer preferences and demands; our ability to anticipate, measure and establish appropriate policies for customer merchandise returns; general economic conditions, including inflation; our fluctuating operating results; seasonality in our business; our ability to acquire products on reasonable terms; our e-commerce business model; our ability to attract and retain customers in a cost effective manner; the strength of our brand; competition; fraud; system interruptions; system security risks including security breaches; our ability to fulfill orders; and the continued impact of the COVID-19 pandemic on our business. These and other important factors discussed under the caption “Risk Factors” in Lulus’ Annual Report on Form 10-K for the fiscal year ended January 1, 2023, and its other filings with the Securities and Exchange Commission could cause actual results to differ materially from those indicated

by the forward-looking statements made in this press release. Any such forward-looking statements represent management’s estimates as of the date of this press release. While Lulus may elect to update such forward-looking statements at some point in the future, it disclaims any obligation to do so, except as required by law, even if subsequent events cause its views to change.

Contact

Naomi Beckman-Straus

General Counsel and Corporate Secretary

investors@lulus.com